Supplement dated February 18, 2002*
                         to the following prospectuses:

American Express Variable Universal Life Insurance(SM) dated May 1, 2001 (S-6194 AA (5/01))
IDS Life of New York Variable Universal Life Insurance dated May 1, 2001 (S-6171 AC (5/01))
American Express Variable Second-To-Die Life Insurance(SM) dated May 1, 2001 (S-6196 L (5/01))
IDS Life of New York Variable Second-To-Die Life Insurance dated May 1, 2001 (S-6185 G (5/01))
American Express Variable Universal Life III(SM) dated May 1, 2001
(S-6189 E (5/01))
IDS Life of New York  Variable  Universal  Life III dated May 1, 2001
(S-6211 C (5/01))
American Express Succession Select Variable Life Insurance(SM) dated May 1, 2001 (S-6202 A (5/01))

There will be a meeting of the shareholders of the Templeton International Smaller Companies Fund (the Fund) on February 26, 2002 to approve a proposal to merge the Fund into the Templeton International Securities Fund (the surviving
Fund). If approved, the Fund will be closed to contracts and policies issued on or after March 1, 2002. After April 23, 2002, any automatic allocations such as account re-balancing and DCA will be allocated to the surviving subaccount that corresponds to the surviving Fund. In addition, all contract or policy values remaining in the subaccount will be transferred to the Templeton International Securities Fund - Class 2 as of April 30, 2002.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR YOUR PRODUCT.

45244-24 A (2/02)
*Valid until April 30, 2002